UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSR

           CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES

Investment Company Act file number                811-21399
                                  -------------------------------------


                             The Aegis Funds
-----------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


              1100 N. Glebe Road, Suite 1040, Arlington, VA  22201
-----------------------------------------------------------------------
            (Address of principal executive offices) (Zip code)


 William S. Berno, 1100 N. Glebe Rd., Suite 1040, Arlington, VA  22201
-----------------------------------------------------------------------
                  (Name and address of agent for service)


Registrant's telephone number, including area code:  (703) 528-7788
                                                   -------------------

Date of fiscal year end:      12/31
                        ------------------

Date of reporting period:    12/31/05
                         -----------------

ITEM 1. REPORTS TO STOCKHOLDERS



Aegis High Yield Fund
Second Annual Report
December 31, 2005



Shareholder Letter

February 16, 2006

To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Second Annual
Report, for the year ended December 31, 2005.

We want to take this opportunity to welcome all of our new shareholders to the Fund. At any time, if you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at the high-yield bond market and the Fund s investment approach. For your benefit, we will review the objectives and strategy of the Aegis High Yield Fund:

The Aegis High Yield Fund seeks to earn consistent total returns in the market that exceed our benchmark over periods of three to five years, while striving for below-average risk compared to our peers. Our long-term investment strategy is based on our total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street s appraisal of a security s value is more negative than we have determined based upon an independent study of the facts. The bonds we purchase are not necessarily the highest yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

The Fund commenced investment operations as of January 1, 2004. For the period ended December 31, 2005, the Aegis High Yield Fund posted a total return of 6.26 percent, compared to a total return of 2.74 percent for its benchmark, the Lehman U.S. Corporate High Yield Index. At December 31, the Fund s SEC-calculated portfolio yield was 6.80%.

The Fund s closing net asset value at the end of the period was $10.17 per share, and the Fund paid investment income distributions of 54 cents per share and a capital gain distribution of 5 cents per share during the year.

The Fund s portfolio was in a somewhat cautious position at December 31, with a weighted average portfolio maturity of approximately three years and approximately 70% of its portfolio invested in securities with maturities of less than four years. The Fund s cash position was approximately 3% of its portfolio value.

We expect to maintain a cautious view over the coming year, based on a slowing economy and an expected higher default rate on corporate bonds. We expect the spread of high-yield bonds to Treasury yields to widen later this year, so we still believe that it is too early to become aggressive in the market.

The Fund s performance was aided in 2005 by its investments in the defaulted securities of Trico Marine and Southern Energy (Mirant). Gains on these positions allowed the Fund to show an increase in its NAV from $10.14 to $10.17 (after payment of 59 cents per share in income distributions and capital gains) during a year when most high-yield funds suffered declines in their prices. Another factor in our relative returns was the reduction in our cash position that improved our SEC-calculated portfolio yield from 3.1% to 6.8% at year-end.

We continue to look for select situations that have the potential for capital gains as part of our strategy to emphasize total return as well as current income in the Fund portfolio. At the same time, we also are focused on capital preservation for the remainder of 2006. We maintain our belief that better opportunities will be presented in the 2007-2008 timeframe.

A more in-depth review of the Fund s performance and outlook can be found in the Advisor s report that is provided to you separately. Our decision to use this particular format is a result of the Sarbanes-Oxley Act of 2002. Under the Act, mutual fund officers are required to certify the entirety of each Annual and Semi-Annual report. After some deliberation, we reached the conclusion that we are not in a position to certify data provided by third parties, nor will we certify any analysis and subjective conclusions drawn from such data.

Nonetheless, we strongly feel that a thoughtful and detailed discussion of current market conditions is important to our shareholders.
Therefore, please continue to anticipate reading this more editorial type of commentary and analysis in the Advisor s Report in the future.

We are pleased to have you as an investor in the Fund, and thank you for your support.


Aegis Financial Corporation
William S. Berno, CFA
Managing Director, Portfolio Manager


Note: All historical performance returns shown in this shareholder letter for the Aegis High Yield Fund are pre-tax returns. Returns include reinvestment of income and capital gains. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed.





About Your Fund's Expenses (Unaudited)

Important Note:
As a shareholder of the Fund, you incur ongoing costs, including
management fees and other Fund expenses.   This example is intended
to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, July 1, 2005 - December 31, 2005.

Actual expenses

The table below provides information about actual account values and actual expenses for the Aegis High Yield Fund.


             Actual                                       Hypothetical
                                                       (5% annual return
                                                         before expenses)
                                 Actual
   Beginning      Ending      Expenses Paid        Ending      Expenses Paid
   Account        Account    During Period(2)     Account     During Period(2)
    Value         Value (1)                         Value
(07/01/2005)   (12/31/2005)                     (12/31/2005)

  $1,000.00     $1,044.83       $6.18            $1,019.10        $6.11

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period July 1, 2005 to December 31, 2005 were 4.48%.

(2) Expenses are equal to the Fund annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 07/01/2005 and 12/31/2005).

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled Actual Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.



Key Statistics


Results of a $10,000 Investment

[Line chart showing the growth of a $10,000 investment for the Fund and the index]

Period ending      Aegis High Yield Fund            Lehman HY Index
-------------      ---------------------            ---------------
January 1, 2004         $10,000                         $10,000
March 31, 2004          $ 9,970                         $10,234
June 30, 2004           $10,020                         $10,136
September 30, 2004      $10,132                         $10,627
December 31, 2004       $10,386                         $11,113
March 31, 2005          $10,376                         $10,934
June 30, 2005           $10,532                         $11,236
September 30, 2005      $10,941                         $11,340
December 31, 2005       $11,037                         $11,417


Average Annual Total Returns (As of December 31, 2005)

                    Aegis High Yield Fund           Lehman HY Index
Trailing 1 Year           6.26%                          2.74%
Since inception           5.06%                          6.85%
(January 1, 2004)

Returns on both Aegis High Yield Fund and Lehman Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.


Portfolio Characteristics (Unaudited)

Industry Breakdown

Corporate Bonds                                 95.5%

   Technology and Communications       18.2%

   Energy and Natural Resources        16.7%

   Retail and Wholesale                11.5%

   Financial Services                   9.8%

   Healthcare Products and Services     7.6%

   Consumer Products                    7.5%

   Consumer Services                    7.5%

   Industrial Services                  7.0%

   Industrial Cyclicals                 6.1%

   Transportation                       3.6%

Short-Term Investments                           0.8%

Other Assets and Liabilities                     3.7%
                                            ---------
   Total Net Assets                            100.0%



Credit Quality - % of Corporate Bonds

BBB or Higher                           0%
BB                                     19%
B                                      45%
CCC                                    22%
Below CCC or unrated                   14%
                                    ------
   Total                              100%



Maturity (Or Most Likely Call) - % of Corporate Bonds

Less than 1 year                       21%
1-3 years                              49%
4-6 years                              24%
7-10 years                              3%
More than 10 years                      3%
                                    ------
   Total                              100%




Aegis High Yield Fund
Schedule of Portfolio Investments
December 31, 2005

                                                         Principal     Market
Corporate Bonds - 95.5%                                   Amount       Value
                                                         ---------   ---------

Industrial Cyclicals - 6.1%

Resolution Performance Sr. Sub. Notes 13.50% due 11/15/10  100,000    $106,250

Tembec Industries Inc. Sr. Notes 8.625% due 6/30/09        100,000      57,500
                                                                      --------
                                                                       163,750

Retail and Wholesale - 11.5%

Marsh Supermarkets Inc. Sr. Sub. Notes 8.875% due 8/1/07   125,000     118,125

Ingles Markets Inc. Sr. Sub. Notes 8.875% due 12/1/11      100,000     104,000

Finlay Fine Jewelry Corp. Sr. Notes 8.375% due 6/1/12      100,000      90,500
                                                                      --------
                                                                       312,625

Financial Services - 9.8%

Ford Motor Credit Notes 6.50% due 1/25/07                  100,000      96,771

GMAC Sr. Unsecured Notes 5.85% due 1/14/09                 100,000      89,522

PMA Capital Sr. Notes 8.50% due 6/15/18                     80,000      79,840
                                                                       -------
                                                                       266,133

Transportation - 3.6%

Sea Containers Ltd. Sr. Notes 7.875% due 2/15/08           100,000      96,375
                                                                       -------
                                                                        96,375

Industrial Services - 7.0%

Allied Waste N.A. Sr. Notes 6.50% due 11/15/10             100,000      99,500

Great Lakes Dredge & Dock Corp.
     Sr. Sub. Notes 7.75% due 12/15/13                     100,000      90,625
                                                                      --------
                                                                       190,125

Energy & Natural Resources - 16.7%

USEC Inc. Sr. Notes 6.625% due 1/20/06                     100,000     100,000

El Paso Coastal Corp. 6.50% due 6/1/08                     100,000      99,500

Southern Energy, Inc. Sr. Notes 144A 7.90% due 7/15/09*    200,000     253,000
                                                                      --------
                                                                       452,500

Consumer Products - 7.5%

Tommy Hilfiger USA Inc. Notes 6.85% due 6/1/08             100,000     103,500

North Atlantic Trading Inc. Sr. Notes 9.25% due 3/1/12     150,000      99,750
                                                                       -------
                                                                       203,250

Consumer Services - 7.5%

Mohegan Tribal Gaming Authority
     Sr. Sub. Notes 6.375% due 7/15/09                     100,000     101,125

Service Corp. Intl. Sr. Unsec. Notes 6.50% due 3/15/08     100,000     101,500
                                                                       -------
                                                                       202,625

Healthcare Products and Services - 7.6%

Healthsouth Corp. Sr. Notes 8.50% due 2/1/08               100,000     101,250

Biovail Corp. Sr. Sub. Notes 7.875% due 4/1/10             100,000     104,125
                                                                      --------
                                                                       205,375

Technology and Communications - 18.2%

Nortel Networks Ltd. Notes 6.125% due 2/15/06              100,000     100,500

GTE Hawaiian Telephone Debentures 7.375% due 9/1/06        100,000     101,000

MCI Inc. Notes 6.908% due 5/1/07                           100,000     101,000

Unisys Corp. Sr. Notes 7.875% due 4/1/08                   100,000      98,750

Intelsat Ltd. Sr. Notes 5.25% due 11/1/08                  100,000      91,625
                                                                      --------
                                                                       492,875
                                                                     ---------
   Total Corporate Bonds - (Cost $2,570,726)                         2,585,633
                                                                    ----------

Investment Companies - 0.8%

Federated Prime Obligations Fund                            22,980      22,980
                                                                       -------
   Total Investment Companies - (Cost $22,980)                          22,980
                                                                       -------


Total Investments - 96.3% (Cost $2,593,706)#                         2,608,613
                                                                    ----------

Other Assets and Liabilities - 3.7%                                     99,667
                                                                    ----------

Net Assets - 100.0%                                                 $2,708,280
                                                                    ==========


* Non-income producing security due to default or bankruptcy

144A - Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.

#Aggregate cost for tax purposes of $2,593,706.

See page 14 for notes to the financial statements.




Aegis High Yield Fund
Statement of Assets and Liabilities
December 31, 2005

   Assets
   ======

Investments at market value (cost $2,593,706)                    $2,608,613

Cash                                                                 60,110

Interest and dividends receivable                                    47,929
                                                                 ----------
   Total assets                                                   2,716,652


   Liabilities
   ===========

Accrued expenses                                                      8,372
                                                                      -----
   Total liabilities                                                  8,372



Net assets (266,231 shares of beneficial
   interest outstanding; unlimited number of
   shares authorized; no par value)                              $2,708,280
                                                                 ==========





Net assets consist of:

   Paid-in capital                                   $2,687,033
   Accumulated net realized gain                          6,340
   Net unrealized appreciation                           14,907
                                                      ---------
Net assets                                           $2,708,280



Net asset value per share                                $10.17


See page 14 for notes to the financial statements.




Aegis High Yield Fund
Statement of Operations
For the Year Ended December 31, 2005


Investment Income

  Interest                                                  $203,285
                                                             -------
     Total income                                            203,285


Expenses

  Investment advisory fees                                    29,229
  Transfer agency and administration fees                      8,119
  Registration fees                                           18,608
  Custody fees                                                 9,970
  Printing and postage costs                                     639
  Legal and auditing fees                                     42,822
  Trustees fees                                               15,253
  Insurance and other                                          2,461
                                                            --------
     Gross expenses                                          127,101


  Less:  fees paid indirectly                                    (37)
  Less:  fees reimbursed by investment advisor               (88,092)
                                                            --------
     Net expenses                                             38,972
                                                             -------

Net investment income                                        164,313
                                                             -------

Realized and unrealized gain (loss) on investments

Net realized gain on investments                              13,921

Change in unrealized appreciation of
       investments for the period                            (27,627)
                                                           ---------
Net realized and unrealized gain on investments              (13,706)
                                                           ---------
Net increase in net assets resulting from operations        $150,607
                                                           =========


See page 14 for notes to the financial statements.





Aegis High Yield Fund
Statement of Changes in Net Assets
For the Years Ended
                                                    December 31,
                                                    ------------

                                               2005              2004
                                               ----              ----
Increase in net assets from operations

  Investment income - net                   $164,313           $59,660

  Net realized gain on investments            13,921             2,431

  Change in unrealized appreciation          (27,627)           42,534
                                           ---------         ---------
     Net increase in net assets
        resulting from operations            150,607           104,625



Distributions

  Investment income - net                   (160,007)          (60,057)

  Realized capital gains                     (13,921)             --
                                           ---------         ---------
     Total distributions                    (173,928)          (60,057)



Capital share transactions*

  Subscriptions                            2,422,128         2,829,385
  Distributions reinvested                   164,109            60,057
  Redemptions                             (2,888,622)              (24)
                                          ----------        ----------
   Total capital share transactions         (302,385)        2,889,418
                                          ----------        ----------

   Total increase (decrease) in net assets  (325,706)        2,933,986
                                          ----------        ----------

Net assets at beginning of year            3,033,986           100,000
                                          ----------        ----------

Net assets at end of year (including      $2,708,280        $3,033,986
   undistributed net investment income   ===========       ===========
   of $6,340 and $0, respectively)


*Share information
  Subscriptions                              239,535           283,275
  Distributions reinvested                    16,151             6,011
  Redemptions                               (288,739)               (2)
                                           ---------         ---------
     Net increase (decrease) in shares       (33,053)          289,284



See page 14 for notes to the financial statements.



Aegis High Yield Fund
Financial Highlights
For the Years Ended


The table below sets forth financial data for a share of the Fund outstanding throughout the year:

                                                       December 31,
                                                       ------------
                                                     2005          2004
                                                     ----          ----
Per share data:

Net asset value - beginning of year                $10.14        $10.00

Income from investment operations-

Net investment income                                0.56          0.24
Net realized and unrealized gain on investments      0.06 (2)      0.14
                                                   ------        ------
   Total from investment operations                  0.62          0.38

Less distributions declared to shareholders

   Net investment income                            (0.54)        (0.24)
   Net realized capital gains                       (0.05)          --
                                                   ------        ------
     Total distributions                            (0.59)        (0.24)


Net asset value - end of year                      $10.17        $10.14


Total investment return                             6.26%         3.86%


Ratios (to average net assets)/supplemental data:

Expenses after reimbursement and
  fees paid indirectly                              1.20%         1.20%

Expenses before reimbursement and
  fees paid indirectly (1)                          3.91%         3.82%

Net investment income                               5.06%         2.69%

Portfolio turnover                                    31%           21%

Net assets at end of year (000's)                  $2,708        $3,034


(1) Ratio after expense reimbursement, before fees paid indirectly, is 1.20% for 2005 and 2004 respectively.

(2) The amount shown for the year ended December 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.


See page 14 for notes to the financial statements.



Aegis High Yield Fund
Notes to Financial Statements
December 31, 2005


1.  The Organization
Aegis High Yield Fund (the Fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified open-end management company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003. The Fund commenced operations
January 1, 2004. Through December 31, 2003, the Fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 10,000 shares of the Fund at $10.00 per share on September 29, 2003 to William S. Berno. The sale was settled in the ordinary course of business on September 29, 2003 with the transfer of $100,000.

The Fund s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

 2.  Summary of Significant Accounting Policies
Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, none of the Funds net assets were fair valued. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Cash. Cash includes deposits held at the Fund custodian in a variable rate account at the applicable interest rate.

Federal income taxes. The Fund s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

Expenses paid indirectly. Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the Funds custody charges. Custody expense in the statement of operations is presented before the reduction for credits, which were $37 for the year ended December 31, 2005.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually.

Use of estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Advisory Fees and Other Transactions with Affiliates
The Fund entered into an investment management and advisory services agreement (the Agreement) with Aegis Financial Corporation (the Advisor) that provides for fees to be computed at an annual rate of 0.90% of the Fund s average daily net assets. The Agreement shall remain in force through March 31, 2006 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days written notice or by the Advisor on ninety (90) days written notice. The Advisor and the Fund have also entered into an expense limitation agreement that provides for an expense reimbursement from the Advisor if the Fund expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund average daily net assets. During the year ended
December 31, 2005, the Advisor reimbursed the Fund $88,092.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense. As of December 31, 2005, there was $145,740 of fees available to be recovered no later than December 31, 2008, of which $57,648 and $88,092 are recoverable through December 31, 2007 and 2008, respectively.

The Fund entered into an agreement with BGB Fund Services, Inc., effective January 1, 2004 to provide fund accounting, administration, transfer agency and shareholder services to the Fund at an annual rate of 0.25% of the Fund's average daily net assets.

BGB Securities, Inc., a registered broker/dealer, executes portfolio transactions on behalf of the Fund. Brokerage commissions paid to BGB Securities amounted to $589 for the year ended December 31, 2005.

Certain officers and trustees of the Fund are also officers and directors of the Advisor and BGB Fund Services, Inc. The Fund pays each trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4.  Investment Transactions
Purchases and sales of investment securities, excluding accrued interest, were $1,645,566 and $757,215, respectively, for the year ended
December 31, 2005. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.


5. Distributions to Shareholders and Tax Components of Net Assets The tax character of distributions paid during the year ended
December 31, 2005 were as follows:

     Distributions paid from ordinary income                 $160,007
     Distributions paid from net realized capital gains        13,921
                                                             --------
                                                             $173,928

As of December 31, 2005, the components of net assets on a tax basis were as follows:

Undistributed ordinary income				   $    6,340
Unrealized appreciation					      135,210
Unrealized depreciation					     (120,303)
Shares of beneficial interest				    2,687,033
                                                           ----------
     Total						   $2,708,280


6.  Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of short term capital gains, on December 31, 2005, undistributed net investment income was increased by $2,034 and accumulated net realized gain was decreased by $2,034. This reclassification had no effect on the net assets of the Fund.

7.  Change of Independent Registered Public Accounting Firm
On July 28, 2004, Briggs, Bunting & Dougherty, LLP (BBD) was selected to replace PricewaterhouseCoopers LLP (PWC) as the Fund s independent registered public accounting firm for the 2004 fiscal year. The Trust's selection of BBD was approved by both the Audit Committee and the Board of Trustees.

From January 1, 2004 (commencement of operations) through the date of the engagement of BBD, there were no disagreements between the Fund and PWC on any matter of accounting principles or practices or financial statement disclosure.




Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of The Aegis High Yield Fund

We have audited the accompanying statement of assets and liabilities of the Aegis High Yield Fund, a series of shares of The Aegis Funds, including the schedule of portfolio investments, as of December 31, 2005, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aegis High Yield Fund as of December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                   Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
January 19, 2006




Aegis High Yield Fund

Other Information (Unaudited)

December 31, 2005

Fund Trustees and Officers
                                               Business Experience
                                               and Trusteeships
Name, Age and Address             Position     During the Past 5 Years
---------------------             --------     -----------------------
William S. Berno* (52)            President,   President and Managing
1100 North Glebe Road             Trustee      Director of Aegis Financial
Suite 1040                                     Corporation since 1994;
Arlington, Virginia  22201                     President and Director of
                                               The Aegis Value Fund, Inc.
                                               since 1997;  President and
					       Trustee of the Fund since 2003.

Scott L. Barbee* (34)             Treasurer,   Treasurer and Managing
1100 North Glebe Road             Trustee      Director of Aegis Financial
Suite 1040                                     Corporation since 1997;
Arlington, Virginia  22201		       Treasurer and Director of
					       The Aegis Value Fund, Inc.
					       since 1997; Treasurer and
                                               Trustee of the Fund since 2003.

Edward P. Faberman (59)           Trustee      Attorney with the firm of
Ungaretti & Harris                             Wiley Rein & Fielding since
1500 K Street  N.W.                            2005; Attorney with the firm
Suite 250                                      of Ungaretti & Harris, 1996-
Washington, DC  20005                          2005; Director of the Aegis
                                               Value Fund, Inc. since 1997;
                                               Trustee of the Fund since 2003.

Eskander Matta (35)               Trustee      Senior VP of Enterprise Internet
Wells Fargo & Co.                              Services, Wells Fargo & Co.
550 California Street                          since 2002; Director of
2nd Floor                                      Strategic Consulting with
San Francisco, California  94111               Cordiant Communications,
                                               2001-2002; Director of the Aegis
                                               Value Fund Inc. since 1997;
                                               Trustee of the Fund since 2003.

Albert P. Lindemann III (43)      Trustee      Real estate investor since 2006;
Faison Enterprises                             Director, Faison Enterprises,
121 West Trade Street                          2000-2005; Director of the Aegis
Suite 2550                                     Value Fund, Inc. since
Charlotte, North Carolina  28202               2000; Trustee of the Fund
                                               since 2003.




Fund Officers

Paul Gambal* (46)                 Secretary    Chairman, Secretary and
1100 North Glebe Road                          Managing Director of
Suite 1040                                     Aegis Financial Corporation
Arlington, Virginia  22201                     since 1994; Secretary of the
                                               Aegis Value Fund, Inc. since
                                               1997; Secretary of the Fund
                                               since 2003.

Skyler S. Showell* (31)            Chief       Chief Compliance Officer of
1100 North Glebe Road            Compliance    Aegis Financial Corporation
Suite 1040                        Officer      since 2003; Compliance consul-
Arlington, Virginia  22201                     tant 2002-2003; Law student,
                                               2001; Chief Compliance Officer
                                               of the Fund since 2004.

* indicates persons who are affiliated with Aegis Financial Corporation, the Advisor, and are therefore considered interested persons under the Investment Company Act of 1940.

The Fund Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling the Fund toll-free phone number, (800)528-3780.


Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available upon request, without charge, by calling 800-528-3780. The Fund's proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (SEC) website at http://www.sec.gov.


Code of Ethics
The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, (800)528-3780.


Fund Holdings
The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund s Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC Public Reference Room in Washington, D.C.
For more information about the operation of the Public Reference
Room, please call the SEC at 1-800-SEC-0330.


Shareholder Tax Information
Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund s income and distributions for the taxable year ended December 31, 2005.

During the year ended December 31, 2005, the Fund paid distributions per share of $0.54 and $0.05 for ordinary income and long-term capital gains, respectively. During the fiscal year ended
December 31, 2005, the Fund paid distributions from ordinary income and long-term capital gain of $160,007 and $13,921, respectively.




Aegis High Yield Fund
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201
Phone:  (800) 528-3780
Fax:  (703) 528-1395
Internet:  www.aegisfunds.com

Board of Trustees
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary
Skyler S. Showell, Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri  64106

Independent Registered Public Accounting Firm
Briggs Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, Pennsylvania  19102

Counsel
Seward & Kissel LLP
1200 G Street, N.W.
Washington, D.C.  20005


ITEM 2.  CODE OF ETHICS

(a)The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c)The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1)The Registrant s Board of Trustees has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)Not applicable.

(a)(3)Registrants Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES: The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $11,000 for 2005 and $10,500 for 2004.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,500 in 2005 and $1,500 in 2004.

Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item are NONE.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by Briggs Bunting & Dougherty, LLP must be pre-approved by the audit committee. All services performed during 2004 and 2005 were pre-approved by the committee.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) Not applicable

     (c) 100%

     (d) Not applicable


(f) The percentage of hours expended on the principal accountants engagement to audit the registrant s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrant s accountant for services rendered to the registrant, and rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $12,000 in 2005 and NONE in 2004.

(h) The registrant s audit committee has considered whether the provision of non-audit services that were rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant s independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

        Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investment in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES

        Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
        COMPANIES

        Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS

        Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a)The registrant s principal executive officer and principal financial officer have concluded that the registrant s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Aegis Funds

By (Signature and Title) /s/William S. Berno
William S. Berno, President

Date:  February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/William S. Berno
William S. Berno, President

Date:  February 28, 2006

By (Signature and Title) /s/Scott L. Barbee
Scott L. Barbee, Treasurer

Date:  February 28, 2006